UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

Blue Water Vaccines Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2023, Blue Water Vaccines Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the "Purchase Agreement") with Veru Inc., a Wisconsin corporation (the "Seller"). Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, the Company purchased substantially all of the assets related to the Seller’s ENTADFITM business (the “ENTADFITM Business”) and assumed certain liabilities of the Seller (the “Transaction”). The Transaction closed on April 19, 2023.

Terms of the Transaction

The Company purchased substantially all of the Seller’s assets, rights and property related to the ENTADFITM Business for a total possible consideration of $100,000,000 (as described below). The ENTADFITM Business capitalizes on the demonstrable success of the FDA-approved drug ENTADFITM for treating benign prostatic hyperplasia and counteracting negative sexual side effects seen in men on alternative BPH therapies.

Furthermore, in connection with the Transaction, the Company assumed royalty and milestone obligations under an asset purchase agreement for tadalafil-finasteride combination entered into by the Seller and Premier Consulting on December 11, 2017 (the “Camargo Obligations”).  The Camargo Obligations assumed by the Company include a 6% royalty on all sales of tadalafil-finasteride and sales milestone payments of up to $22.5 million.

Pursuant to the terms of the Purchase Agreement, the Company provided the Seller with upfront consideration totaling $20,000,000, consisting of (i) $6.0 million paid upon the closing of the Transaction, (ii) an additional $4.0 million that the Company is obligated to pay the Seller during the Seller’s fiscal year 2023, and (iii) an additional $10 million that the Company is obligated to pay the Seller in installments during the Seller’s fiscal year 2024.

Additionally, the terms of the Purchase Agreement require the Company to pay the Seller up to an additional $80 million based on the Company’s net sales from the ENTADFITM business after closing (the "Milestone Payments"). The Milestone Payments are payable as follows: (i) $10 million is payable if the Company’s annual net sales from the ENTADFITM business equal or exceed $100 million, (ii) $20 million is payable if the Company’s annual net sales from the ENTADFITM business equal or exceed $200 million, and (3) $50 million is payable if annual net sales from the ENTADFITM business equal or exceed $500 million. No more than one Milestone Payment shall be made for the achievement of each net sales milestone. There can be no assurance that the net sales milestones for payment of any of the Milestone Payments will be reached.

The Company and the Purchaser made customary representations and warranties, and agreed to certain customary covenants, in the Purchase Agreement. Subject to certain exceptions and limitations, each party has agreed to indemnify the other for breaches of representations, warranties and covenants and for certain other matters.

Non-Competition Agreements

In connection with the Transaction, and pursuant to the Purchase Agreement, the Company entered into non-competition and non-solicitation agreements (the “Non-Competition Agreements”) with two of the Seller’s key stockholders and employees (the “Restricted Parties”). The Non-Competition Agreements generally prohibit the Restricted Parties from either directly or indirectly engaging in the Restricted Business (as such term is defined in the Purchase Agreement) for a period of five (5) years from the closing of the Transaction.

The description of the Purchase Agreement and the Non-Competition Agreements set forth herein is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is being filed herewith, and to the full text of the form of Non-Competition Agreement, a copy of which is attached as Exhibit 10.2 hereto and is being filed herewith.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 20, 2023, the Company and the Seller issued a press release announcing the Company’s entry into the Purchase Agreement and the Company’s plan to change its corporate name to Blue Water Biotech , Inc. (the “Press Release”). The Company will hold a conference call to discuss the Purchase Agreement, its corporate name change, and related matters on April 20, 2023 at 8:30 a.m. Eastern time. The Press Release is attached hereto as Exhibit 99.1 and is being furnished herewith.

The information in this Item 7.01 of this Current Report on Form 8-K (the “Current Report”) and the Press Release being furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Press Release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1†*	Asset Purchase Agreement, dated as of April 19, 2023, between Veru Inc. and Blue Water Vaccines Inc.
10.2*	Form of Non-Competition and Non-Solicitation Agreement, dated as of April 19, 2023.
99.1**	Press Release, dated April 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith
**	Furnished herewith
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

[1]	Note to Draft: Time to be confirmed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Vaccines Inc.

Date: April 20, 2023	By:	/s/ Joseph Hernandez
Joseph Hernandez
Chief Executive Officer

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